UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2003

                CareDecision Corporation. (OTCBB: CDED)
          (Exact name of Registrant as specified in charter)


          Nevada                   000-33187           91-2105842
(State or other jurisdiction      (Commission       (I.R.S. Employer
      of incorporation)           File Number)       Identification)

2 Penn Plaza, 15th Floor, Ste.  1500-53, New York, NY            10121
      (Address of principal executive  offices)                (Zip Code)



 Registrant's telephone number, including area code:  (212) 292-4959



_________________________________________________________________________
      (Former name or former address, if changed, since last report)


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ITEM 9.REGULATION FD DISCLOSURE

     On April 20, 2003 CareDecision Corporation (OTCBB:
CDED) signed an Agreement (see Exhibit 2.1) with associated hotel owners located throughout Minnesota and North Dakota and led by B.R. Motels, Inc. for the purchase and installation of our proprietary "ResidenceWare Multi-Unit
Messaging Management System" ("ResidenceWare").  The
Agreement specifies an immediate, initial installation of 250 units in a minimum of five hotels with an estimated
2,250 installations occurring over the next 18 months. The product was designed initially to permit on-line communications between rental residents and management and with the signing of this Agreement will be used in the hotel/motel industry.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) Exhibit No. 2.1: Agreement dated as of April 20, 2003 by and between CareDecision Corporation and the owners of the hotels, motels and/or residence centers listed on
       Schedule 1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003
      -----------


CareDecision, Corporation


/s/ Robert Cox
---------------------
Robert Cox, President


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                         EXHIBIT 2.1
     AGREEMENT DATED AS OF APRIL 20, 2003 BY AND BETWEEN
   CAREDECISION CORPORATION AND THE OWNERS OF THE HOTELS,
    MOTELS AND/OR RESIDENCE CENTERS LISTED ON SCHEDULE 1.


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              INITIAL IMPLEMENTATION AGREEMENT

This INITIAL IMPLEMENTATION AGREEMENT ("Agreement") is made and is effective this 20th day of April 2003, by and between CareDecision Corporation (hereafter: "CARE") and the owners of the hotels, motels and/or residence centers listed on
Schedule   1   (individually  or   collectively   hereafter:
"ResidenceWare Luminary" or "RW Luminary").

Recitals

     A. CARE is the developer of ResidenceWare, a proprietary residential or lodging multi-unit messaging management system (the "RW System") designed to provide connectivity for the execution of electronic messaging transactions ("RW Transactions") initiated by managers of hotels, motels and short-term residence facilities ("Connected Facilities") with each individual unit, room or suite in the Connected Facilities ("Connected Residence Units") connected through installed handheld and related devices ("PDA Units") installed in the Connected Facilities, as described in Schedule 2 (the "RW System Specifications").

     B. RW Luminary is the managing agent or owner for hotel, motel or short-term residence and complex(es) ("RW
Luminary Properties") located in the states of North Dakota and Minnesota.

     C. The parties desire to implement a program (the "RW Program") that provides up to 5,000 RW PDA units and supporting RW Servers and Wi-Fi wired network equipment to RW Luminary Properties and to third-party managing agents ("Outside Managers") for hotel, motel or short-term residence and complex(es).

     D. The parties desire to enter into this Agreement to memorialize their respective rights and responsibilities for the RW Program.

     Accordingly, the parties hereby agree as follows:

                          Agreement

     1.   Definitions and Construction.

          1.1 Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with the Person in question.

     "Agreement" means this Purchase Agreement, as amended from time to time.

     "Applicable Law" means (a) any legislation, regulation, rule or procedure passed, adopted or amended by any federal, state or local government or legislative body, to the extent it has become effective and applicable to the subject matter or performance of this Agreement, from and after the date compliance therewith is mandated by the terms thereof, or
(b) any decision, finding or action by any governmental agency, court or other administrative third party, to the


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extent  it  has  become effective, binding on  a  Party  and applicable to the subject matter or performance of this Agreement, from and after the date compliance therewith is mandated by the terms thereof.

       "CARE"   means  CareDecision  Corporation,  a  Nevada
corporation, and its successors and permitted assigns.

       "CARE Support Services" means the support services to be provided by CARE on the terms and conditions set forth in Section 5.

      "Connected Facilities" has the meaning set forth in Recital A.

      "Connected Residence Units" has the meaning set forth in Recital A.

     "Effective Date" means the date of this Agreement first set forth above.

      "Indemnified Party" and "Indemnifying Party" have the respective meanings set forth in Section 9.1.

      "Information"  has the meaning set  forth  in  Section
10.1.

      "Initial  Connected Facilities" and "Initial Connected
Units"  have  the respective meanings set forth  in  Section
2.1.

       "Intellectual Property Rights" means all legal, equitable or moral intellectual property or proprietary rights or benefits, including copyrights, moral rights, trademarks, patent rights (including patent applications and disclosures), rights of priority, mask and derivative work rights, Know How and trade secret rights.

      "Know How" means any and all processes, techniques, methods, compositions, formulae, technical data and other information, whether or not a trade secret.

     "RW Luminary" means any individual, corporation or like entity and its successors and permitted assigns as listed on
Schedule 1.

      "RW Luminary Properties" has the meaning set forth in Recital B.

      "Outside Managers" and "Outside Properties" have the respective meaning set forth in Recital C.

      "Party"  means  any  RW Luminary, individually  and/or
collectively,   CARE  or  their  respective  successors   or
permitted assigns.

     "PDA Units" has the meaning set forth in Recital A.

      "Person" means an individual, any form of business enterprise, including a corporation, limited liability company, partnership or limited partnership, and any other juridical entity or its representative, including a trust, trustee, estate, custodian, administrator, personal representative, nominee or any other entity acting on its own behalf or in a representative capacity.


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      "Phase  Two Connected Facilities" has the meaning  set
forth in Section 3.1

      "Program Manager" has the meaning set forth in Section
2.6.

      "Rollout  Objective"  has the  meaning  set  forth  in
Section 2.7.

      "RW Connectivity" means the demonstrated capability of an RW System installed in a Connected Facility to execute RW
Transactions with PDA Units in its Connected Residence Units in accordance with the RW System Specifications.

     "RW Program" has the meaning set forth in Recital C.

     "RW Server" means a central processing unit in the form of a single computer server, workstation or desktop with a Windows or UNIX operating system and all software necessary to operate the RW System.

      "RW System" has the meaning set forth in Recital A and includes all RW System Updates.

     "RW System Specifications" has the meaning set forth in Recital A.

      "RW Transactions" has the meaning set forth in Recital
A.

      "RW System Updates" means all RW System modifications, enhancements and updates developed from time to time by CARE, as contemplated by the RW System Specifications.


     1.2 Construction. Unless otherwise expressly provided herein, all references to Recitals, Sections, Schedules or Exhibit refer to recitals, sections, schedules or exhibit to this Agreement. The Schedules and Exhibit are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

     2.   RW Program Rollout.

       2.1 Initial Connected Facilities. Within 60 days after the Effective Date, each RW Luminary will deliver to CARE a listing of all of its RW Luminary Properties selected as initial Connected Facilities in the RW Program ("Initial Connected Facilities"), in a priority order, based on (a) proximity to Fargo, ND, (b) availability of telephone termination boxes on each floor of each facility and (c) an aggregate of approximately 300 residence units ("Initial Connected Residence Units"). The listing shall include appropriate contact information; unit data and telecommunications setup information for each listed RW Luminary Property.

         2.2 RW Server Requirements. As soon as practicable after receipt of the information contemplated by
Section 2.1, CARE will install, at its own expense, an RW Server in the designated on-site management office at each Initial Connected Facility.


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        2.3      PDA  Unit Requirements.  Upon execution  of
this Agreement, each RW Luminary will issue a purchase Order, or other similar instrument, to CARE for a total of the PDA Units required to connect the Initial Connected Residence Units, each at a unit price of $500.00. CARE will issue to RW Luminary an invoice for payment of the PDA units upon the completion of the installation at each of the designated Initial Connected Residence Units at the RW
Luminary  properties.   RW Luminary will  be  provided  with
preferential payment terms starting from the date of the completion of each installation project at each RW Luminary property.

As soon as practicable after receipt of the information contemplated by Section 2.1, but not more than 180 days thereafter, CARE will install, at its own expense, a PDA Unit purchased by RW Luminary hereunder in each Initial Connected Residence Unit. RW Luminary will make arrangements for and (a) cooperation of the appropriate management personnel at each Initial Connected Facility to facilitate the installation activities contemplated by this
Section 2.3, (b) access by CARE personnel to Initial Connected Residence Units for installation of PDA Units. and
(c) distribution to residents and guests, and potential residents and guests of each of the Initial Connected Residence Units, an illustrated guide, to be furnished by CARE at its expense.

        2.4 Wi-Fi Wired Network Requirements. CARE will install, at the expense of each RW Luminary, any relay equipment required to establish a Wi-Fi wired network for RW Transactions in each Initial Connected Facility. RW Luminary will also be responsible for any cabling required for completing a Wi-Fi wired network in any Initial Connected Facility that does not have telephone termination boxes on each floor.

        2.5 Personal and Intellectual Property Rights. Throughout the continuation of the RW Program, (a) CARE will ensure that each RW Server dedicated to the RW Program includes all available RW System Updates, (b) RW Luminary will ensure that each such RW Server remains solely dedicated to the RW Program, (c) RW Luminary shall have a nonexclusive, non-transferable license to use the RW System for the sole purpose of executing RW Transactions, and (d) residents of RW Luminary's Connected Residence Units shall have a nonexclusive, non-transferable license to use their PDA Units for the sole purpose of executing RW Transactions. Unless otherwise arranged by the Parties, CARE will retain ownership of the RW Servers and Wi-Fi wired network equipment installed in the Initial Connected Facilities and, upon any termination of the RW Program, RW Luminary will arrange for the return of all such RW Servers and Wi-Fi wired network equipment to CARE.

       2.6 Program Managers. Each Party will coordinate its participation in the RW Program through a qualified project manager (each, a "Program Manager") and will provide contact information for its respective Program Managers prior to RW Program deployment. The Program Managers shall have operational authority for organizing RW Program deployment activities in accordance with the terms of this Agreement.

        2.7 Initial Rollout Objective. Subject to RW Luminary's timely performance of its undertakings in this
Section 2, CARE will use its best efforts to complete the installation and testing of the RW Systems in the Initial Connected Facilities within 180 days after its receipt of the information contemplated by Section 2.1. Subject to CARE's satisfaction of that objective, as demonstrated by RW Connectivity in each Initial Connected Facility (the "Rollout Objective"), RW Luminary will continue its participation in the RW Program on the terms and conditions set forth in Section 3 for RW Systems covering any additional PDA Units needed for RW Luminary Properties (the


/7/


"RW Program Phase Two") and Section 4 for commercial services and revenue splits to be provided by RW Systems in all RW Luminary properties ("RW Program Phase Three").

     3.   RW Program Phase Two.

        3.1 Phase Two Connected Facilities. Within 60 days after completion of the Rollout Objective, RW Luminaries will deliver to CARE a listing of RW Luminary
Properties selected as Connected Facilities for the RW Program Phase Two ("Phase Two Connected Facilities"). The listing shall include appropriate contact information; hotel/motel unit data and telecommunications setup information for each listed RW Luminary Property.

       3.2 RW System Pricing. Pricing for the PDA units during Phase Two will be at $500.00 per unit. CARE will concurrently rebate to RW Luminary any discounts or price concessions realized through volume purchases, technology price reductions or realized scale economies. Within 15 days after receipt of the information contemplated by
Section 3.1, CARE will provide RW Luminary with specifications and pricing for RW Servers and Wi-Fi wired network equipment, reflecting the number, size and telecommunications characteristics of the RW Luminary Properties designated for participation in the RW Program Phase Two. The listed equipment and integrated RW Systems shall be priced at prevailing retail levels for comparably sized orders. CARE will issue to RW Luminary an invoice for the PDA units, RW Servers and Wi-Fi wired network equipment and/or products upon the initiation of an installation project at each of the designated Phase Two RW Luminary properties. RW Luminary will be provided with payment terms of net 30 days from the installation completion date at each corresponding RW Luminary property.


        3.3 Phase One and Phase Two Support. CARE and RW Luminary will execute a Service Agreement that encompasses the installation of all Phase Two PDA units and the extended support and maintenance of all Phase One and Phase Two PDA units, RW Servers and Wi-Fi wired network equipment within 90 days of the signing of this Agreement. CARE will commence installation procedures in the manner and on the terms and conditions contemplated by Section 2. CARE will use its best efforts to complete the installation of the RW Systems in the Phase Two Connected Facilities within 60 days of the commencement of Phase Two.

     4.   RW Program Phase Three.

        4.1 Phase Three Connected Facilities. At any time during the pendency of the RW Program Phase Two or within 30 days after its completion, CARE shall have the right (the "Phase Three Notice"), to initiate the RW Program Phase Three. The notice shall include a listing of (a) all RW Luminary Properties listed as Connected Facilities growing out of RW Phase One and Phase Two installations and
(b) Properties outside of the RW Luminary rollout with an interest in participating in the RW Program ("Introduced Managers").

       4.2 Phase Three Services. Covering some or all of the PDA units installed during Phases One and Two, CARE will concurrently implement the commercial advertising service whereby RW Luminaries and CARE will collectively and severally commercially solicit advertising from area merchants and proprietors. Within 15 days after receipt of the Phase Three Notice, CARE will provide each RW Luminary with specifications and pricing for CARE's Advertising


/8/


Partners program, a partnership between CARE and each RW Luminary for advertising revenue sharing. Unless otherwise specified in the Phase Three Notice, or should CARE offer RW Luminaries creative financing terms or a cost per transaction pricing plan, CARE shall be the junior partner in the Advertising Partners program.

        4.3 Advertising Partners Pricing. Pricing for the Advertising Partners program will remain in effect for a period of two years and for up to 5,000 PDA Units to be made available for installation at Phase Three Connected RW Luminary Facilities and Outside Properties. Each RW Luminary or the appropriate Introduced Manager will be provided with payment terms of net 30 days from the date initiation of the Advertising Partners program, and then the 30th of each month thereafter.

        4.4 Longer Term Service of PDA Units. CARE will execute with each RW Luminary, or the appropriate Introduced Manager(s), a revised Service Agreement that encompasses the installation of all Phase One and Two PDA units and their extended support and maintenance at some point between the completion of Phase Two and prior to the initiation of Phase Three.


            5. CARE Support Services. Throughout the continuation of the RW Program, subject to reasonable notice and scheduling considerations, CARE will perform the support obligations specified in this Section 5 ("CARE Support Services").

       5.1 Training of RW Luminary Personnel. CARE will make its personnel available to provide sufficient training to enable the RW Program Manager to demonstrate all functions of the RW Server and PDA Units to appropriate members of RW Luminary's on-site management staff.

         5.2 Management User Manuals. For each RW Luminary Property included in the RW Program, CARE will provide RW Luminary with a comprehensive management user manual, including step-by-step instructions for creating and transmitting messages and logging PDA Unit acknowledgments.

        5.3      Residence  User Cards.  For each  Connected
Residence Unit included in the RW Program, CARE will provide
RW Luminary with a step-by-step instructions for accessing and acknowledging PDA Unit messages.

        5.4 Resident Support. RW Luminary shall have primary responsibility for managing the satisfactory resolution of support issues for residents of its Connected Residence Units. CARE will make its technical personnel available for an aggregate of two hours, through telephonic conferencing facilities, to assist RW Luminary in resolving support issues regarding its Connected Residence Units. At RW Luminary's request and expense, CARE will provide additional support for use of PDA Units installed in RW Luminary's Connected Residence Units through a separate website co-branded with RW Luminary in a format reasonably acceptable to RW Luminary.

        5.5      RW  Server  Repair.  Upon  notice  from  RW
Luminary of any defect in any of its RW Servers, that is manifested by repeated failure to execute RW Transactions in accordance with the RW System Specifications, CARE will use its best efforts to develop, as promptly as practicable, any


/9/


patches or other software modifications required to correct the identified defect in a manner reasonably satisfactory to RW Luminary, CARE will bear full responsibility for any associated costs related therein.

       6. Additional Support Services. Subject to reasonable notice and scheduling considerations, CARE will provide additional support services throughout the continuation of the RW Program on the terms and conditions specified in this Section 6.

        6.1 Additional Training. In addition to the training provided under Section 5.1, CARE will use reasonable commercial efforts to make its technical personnel telephonically available, to assist RW Luminary personnel with recommended procedures for their use of the RW System, at an expense to be pre-approved by RW Luminary.

        6.2 RW System Upgrades. If CARE develops new functionality features for use with the RW System beyond the upgrades contemplated by the RW System Specifications, it will offer to integrate those features into an upgraded version of the RW System then installed at RW Luminary Properties on mutually acceptable terms.

       7. Representations and Warranties.

       7.1 Representations and Warranties of CARE. CARE represents and warrants to RW Luminary that (a) this
Agreement has been duly authorized by all requisite corporate action on its behalf and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, (b) its execution and performance of this Agreement will not violate any Applicable Law or any contract under which it is bound and
(c) it owns or has valid licenses to all Intellectual Property Rights relating to the RW System and has the right to grant licenses thereto in the manner contemplated by this Agreement without infringing any Intellectual Property Rights of third parties. CARE makes no representations or warranties relating to the validity of any default notices transmitted by the RW System under the landlord/tenant laws of any jurisdiction.

         7.2 Representations and Warranties of RW Luminary. RW Luminary represents and warrants to CARE that
(a) this Agreement has been duly authorized by all requisite corporate action on its behalf and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, and (b) its execution and performance of this Agreement and the Warrant Agreement will not violate any Applicable Law or any contract under which it is bound.

      8. Indemnification. Each Party (an "Indemnifying Party") will indemnify and hold harmless the other Party and its officers, directors and other affiliates (each, an "Indemnified Party") from and against any and all judgments, penalties, fines and amounts paid in settlement, including any interest assessments or other charges payable in connection therewith, and all reasonable expenses, including attorneys' fees, retainers and disbursements, court costs, experts' fees and travel expenses, incurred by the Indemnified Party in connection with any threatened, pending or completed action, claim, suit, investigation, hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal therein or any inquiry or investigation that could lead thereto, to which the Indemnified Party is, was or at any time becomes a party, arising from the breach by the Indemnifying Party of its representations and warranties under Section 8.


/10/


     9.   Confidentiality.

         9.1 Confidentiality Undertaking. The parties acknowledge that their discussions and implementation of the RW Program may entail the exchange of confidential information, including technical specifications for the RW System and information about business methods, operations and prospects, costs, markets, pricing policies, technical processes and applications and confidential patient records ("Information"). Each Party agrees that, subject to the exceptions set forth below, during the term of this
Agreement and for five years thereafter, it will (a) keep all Information of the other Party strictly confidential,
(b) not disclose any Information of the other Party, without its consent, to any of its or its Affiliates' employees or agents, other than those who have a need to know and are subject to confidentiality obligations substantially similar to those provided herein, (d) not use any Information of the other Party, except as provided herein, for its own benefit or the benefit of any Affiliate, (e) take all reasonable steps necessary to prevent any breach of the foregoing obligations by any of its or its Affiliates' employees or agents who receive or have access to Information of the other Party and (f) not modify, reverse engineer, decompile, create other works from or disassemble any software programs contained in the Information of the other Party.

        9.2 Exceptions. For purposes of this Section 10, Information will not include information that (a) is in the public domain at the time of disclosure to a Party, (b) becomes part of the public domain after disclosure to a Party through no fault, act or failure to act, error or breach of this Section 9 by the recipient or (c) is required by order, statute or regulation of any government authority to be disclosed to any court or other body, provided that the recipient shall notify the disclosing Party thereof to afford it the opportunity to obtain a protective order or other relief.

        9.3 Remedies. In addition to any other remedies for breach of the foregoing confidentiality undertakings, the Parties will be entitled to equitable relief in the event of any breach or threatened breach thereof. In the event of litigation relating thereto, the prevailing Party will be entitled to recover the reasonable legal fees incurred in connection therewith.

      10. Publicity. No consent by either party from the other shall be required for a disclosure required by Applicable Law. In addition, press releases pertaining to the subject matter of this Agreement, general progress reports, updates or commentaries, and or additions to this Agreement shall not require consent by either party from the other.

     11.  Term; Termination.

        11.1 Term. The term of this Agreement shall commence on the Effective Date and expire on the second anniversary thereof, subject to termination under Section
11.2 and to automatic extension for the duration of the Phase Three Period unless either Party notifies the other Party within 180 days prior to the scheduled extension date that it elects to forego the extension. The obligations of the Parties under Sections 2, 3, 4, 5, 9, 10 and 11 shall survive the expiration or termination of this Agreement.

       11.2 Termination. Either Party may terminate this Agreement upon notice that the other Party has committed a material breach of one or more of its material obligations hereunder and has failed to cure the breach within 30 days of written notice by the non-breaching Party, specifying the


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nature of the breach in reasonable detail.

      12. Limitation of Liability. Any liability arising under this Agreement, under any cause of action or theory of liability, shall be limited to direct, objectively measurable damages, which shall not exceed, under Section 8 or otherwise, for any single matter, claim or proceeding, the greater of $50,000 or the aggregate amount of payments made by RW Luminary hereunder during the twelve months preceding the commencement of the matter, claim or proceeding. No Party shall have any liability to any other Party or any third party for any indirect, special, consequential or speculative damages, including lost profits, lost data, loss of opportunity, loss of use or costs of procuring substitute goods or services, business interruptions and loss of profits, irrespective of any advance notice of the possibility thereof. These limitations shall apply notwithstanding the failure of the essential purpose of any limited remedy.

      13. Independent Contractors. Each Party will act as an independent contractor hereunder, with sole responsibility for its own operations, personnel and operating expenses, and nothing contained in this Agreement will be construed to create a partnership or joint venture between the Parties.

      14.   Assignability.   This Agreement  and  a  Party's
rights and obligations hereunder may not be assigned for any reason without the written consent of the other Party, which shall not be unreasonably withheld or delayed.

     15. Waiver of Provisions. The waiver of compliance at any time with any of the provisions, terms or conditions contained in this Agreement will not be considered a waiver of the provision, term or condition itself or of any of the other provisions, terms or conditions hereof. Any waiver hereunder must be express and in writing by the Party agreeing to waive any right hereunder.

      16. Captions. The headings and captions in this Agreement, the Schedules and Exhibit are for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision hereof.

       17.   Integration.   This  Agreement,  including  the
Schedules and Exhibit, contains the entire agreement of the Parties with respect to the subject matter hereof.

      18. Amendment. This Agreement may not be amended or modified except by a written instrument signed by both
Parties.

      19. Governing Law. This Agreement and the rights and obligations of the Parties will be governed by and construed in accordance with the laws of the State of Nevada, excluding any conflict of laws rules of that State or other principle that might refer the governance or construction of this Agreement to the laws of another jurisdiction.

       20.   Binding  Effect.   The  terms,  conditions  and
provisions of this Agreement and all obligations of the parties will inure to the benefit of, and be binding upon, the Parties hereto and their respective successors and permitted assigns.

      21. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect any other provision hereof, and the remainder of this Agreement


/12/


shall be construed as if the invalid or unenforceable provision were omitted.

        22. Counterparts. This Agreement may be executed in any number of separate counterparts that together will constitute but one and the same Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


 RW Luminary #1                         CAREDECISION CORP.

By: /s/ N.A. Patel                      By: /s/Robert Cox
   ---------------                          -------------
Name: N.A. Patel                        Name: Robert Cox
Title: Owner, Super 8 Motel, Ely, MN    Title: President


RW Luminary #2

By: /s/ N.A. Patel
   ---------------
Name: N.A. Patel
Title: Owner, Days Inn, Jamestown, ND


RW Luminary #3

By: /s/ N.A. Patel
   ---------------
Name: N.A. Patel
Title: Owner, Best Inn, Alexandria, MN


RW Luminary #4

By:
    ------------------
Name:
Title:


RW Luminary #5

By:
   -------------------
Name:
Title:


/13/


                              Schedule 1
                     List of RW Luminary Locations


RW Luminary Site #1                    RW Luminary Site #2

Entity Name: Super 8 Motel             Entity Name: Days Inn

Owner Name: Patel Enterprises, Inc.    Owner Name: Economy Motor Homes

Address: 1605 E. Sheridan St.          Address: 824 20th St. SW

City/State/Zip:Ely, MN 55731           City/State/Zip: Jamestown, ND 58401

Phone Number: (218) 365-7797           Phone Number: (701) 251-9085

Units/Rooms:      30                   Units/Rooms:       40


RW Luminary Site #3                    RW Luminary Site #4

Entity Name: Best Inn                  Entity Name:

Owner Name: BR Motels, Inc.            Owner Name:

Address: 507 15th St. North            Address:

City/State/Zip: Sartell, MN 56377      City/State/Zip:

Phone Number:                          Phone Number:

Units/Rooms:       42                  Units/Rooms:


RW Luminary Site #5                    RW Luminary Site #6

Entity Name:                           Entity Name:

Owner Name:                            Owner Name:

Address:                               Address:

City/State/Zip:                        City/State/Zip:

Phone Number:                          Phone Number:

Units/Rooms:                           Units/Rooms:


/14/


                         Schedule 1
                           Page 2


RW Luminary Site #7                    RW Luminary Site #8

Entity Name:                           Entity Name:

Owner Name:                            Owner Name:

Address:                               Address:

City/State/Zip:                        City/State/Zip:

Phone Number:                          Phone Number:

Units/Rooms:                           Units/Rooms:


RW Luminary Site #9                    RW Luminary Site #10

Entity Name:                           Entity Name:

Owner Name:                            Owner Name:

Address:                               Address:

City/State/Zip:                        City/State/Zip:

Phone Number:                          Phone Number:

Units/Rooms:                           Units/Rooms:


RW Luminary Site #11                   RW Luminary Site #12

Entity Name:                           Entity Name:

Owner Name:                            Owner Name:

Address:                               Address:

City/State/Zip:                        City/State/Zip:

Phone Number:                          Phone Number:

Units/Rooms:                           Units/Rooms:


/15/


                         Schedule 2
                   RW System Specification

To be executed upon the completion of Phase 1 of the Agreement.


/16/